Exhibit 99.1

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[LOGO]

Cellular Information for Better Healthcare

Management Presentation

November 2004

Forward Looking Statements

This presentation may contain forward-looking statements that reflect management’s current views and opinions as to the status of the Company’s products, clinical trials, regulatory approval process, product development, research programs and other future events and operations. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual results to differ materially from those anticipated or indicated. Investors are cautioned that any forward-looking statements should be considered in light of such risks and uncertainties including, without limitation, those detailed in the Company’s filings with the SEC.

[LOGO]

SECTION 1

Company Overview

Company Overview

Immunicon develops and is commercializing products for rare cell analysis

•                  All FDA clearances for initial products received

•                  IVD commercialization in progress

•                  Strategic alliance with Johnson & Johnson in cancer

•                  High impact clinical diagnostic products

•                  Large initial market opportunity

•                  Continuing value-drivers and catalysts

Circulating Tumor Cells (CTCs) in Cancer Diagnostics

ABC World News Tonight 8/18/04

[GRAPHIC]

The Problem

Risk Assessment and Early Detection

Select and Monitor Therapy in Metastatic Disease	Revolutionary Cancer Diagnostics	Diagnosis, Staging and Selection of Primary Therapy

Monitor Effectiveness of Post-Surgical Therapy and Recurrence

SECTION 2

Technology and Products

“Real-Time Biopsy” Using a Blood Sample

Circulating Tumor Cells
(CTCs)

[GRAPHIC]

Assess Prognosis
Count	Direct Therapy
Monitor Disease

Phenotype	Diagnose
& Genotype	Specify Therapy

Determine	Risk Assessment
Presence	for Cancer

Most tumors are of epithelial cell origin:

Isolation of epithelial cells = pan-carcinoma capability

CellTracks® Technology

cellsave®
presevative tube	[GRAPHIC]

	Cell Search TM Kits & Markers	cell tracks® autoprep system	Nucleic Acid/Protein Analyses
	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

	cellspotter® analyzer	celltracks® MagNest	celltracks® analyzer II
	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

A New Paradigm for Cancer Disease Management

Current standard:	Potential future standard:

Radiologist measures changes in lesions on a CT scan to assess tumor burden increase/decrease	Number and/or makeup of CTCs better reflects efficacy of treatment

[GRAPHIC]	[GRAPHIC]

Primary Tumor

Neovascularization and angiogenesis

Tumor cell entering circulation

Subjective and semi-quantitative	Objective and quantitative

NEJM 8/19/04: CTCs Predict Survival

Before initiation of therapy

[CHART]

NEJM 8/19/04: CTCs Predict Response to Therapy

~ 4 weeks after initiation of therapy

[CHART]

NEJM 8/19/04: Proven Clinical Utility

•                  Current measures to determine if therapy is effective are inadequate, especially early on in the treatment regimen

•                  Circulating tumor cells (CTCs) may provide early evidence of therapeutic futility

•                  CTCs are an independent prognostic indicators of favorable & unfavorable outcomes (PFS and OS)

•                  When elevated, CTCs predict short PFS and OS and may indicate patient is on a futile therapy

New FDA Classification

Classification under “de novo” process:

•                  Simplifies and shortens regulatory timelines

•                  510(k) versus PMA process

•                  Creates a significant barrier to entry

FDA cleared labeling:

•                  The presence of CTC[s] in the peripheral blood, as detected by the CellSearch™ Circulating Tumor Cell Kit, is associated with decreased progression free survival and decreased overall survival in patients treated for metastatic breast cancer.

“Real-Time Biopsy” from a Blood Sample

Enables selection of targeted therapies

[CHART]

IntJOncol 21: 1111-1118, 2002

Many Product Opportunities

•     Follow-on CTC applications

•  Other carcinomas – colorectal, prostate, other carcinomas…

•  Other settings – diagnosis, recurrence, risk assessment,…

•  Nucleic acid and protein cellular markers

•      Endothelial cells

•  Cancer – angiogenesis

•  Cardiovascular, autoimmune,…

•      Pathogens – e.g., fungal detection

•      Simple cell counting technology – EasyCount System

Circulating Endothelial Cells (CECs)

CECs are implicated in cancer, cardiovascular disease,

and many other diseases and conditions

[GRAPHIC]

CECs detected by Immunicon system

SECTION 3

Commercialization

Significant Market Opportunity

Overall U.S. Market

•                  Cancer is the second leading killer

•                  Prevalence: 8.9 million survivors

•                  Incidence: 1.3 million new diagnoses p.a.

•                  Mortality: 500,000 deaths p.a.

•                  ~86% of all cancers are carcinomas (solid tumors)

•                  CellSearch™ System is “pan-carcinoma”

Breast Cancer Market

•                  Effectively ~ 25% of overall carcinoma market

•                  Breast cancer has a high incidence

•                  2.2 million women have been diagnosed

•                  211,300 new cases p.a.

•                  40,000 deaths p.a.

•                  #1 cancer in women 40-59

Cancer Facts and Figures 2003, American Cancer Society

Strategic Alliance in Cancer with Johnson & Johnson

Key elements:

•      Immunicon develops and manufactures

•      J&J finishes, sells and services

•      Revenue shared (~30% to IMMC on reagents)

•      Access to J&J technology, expertise and distribution

•      Large equity investment by J&J Development Corp.

Selling the Benefits — Product Positioning

Blood test

•      Predictive = real impact in oncology

•      “Real-time biopsy” = real-time medicine

•      Minimally invasive

•      Convenient and cost-effective

Fully integrated system

Automation and standardization

Sales and Marketing Strategy

[LOGO]
a Johnson & Johnson company

[GRAPHIC]
Pathologists

[GRAPHIC]		[GRAPHIC]
Surgeons	Johnson & Johnson	Oncologists

SECTION 4

Financial Overview and Milestones

Attractive Business Model

Everybody wins

•      List price for instrument system (AP + CS) - $120,000

•      Fast payback for the hospital

•      List price for CTC test - $175.00

•      High revenue and margins for J&J and Immunicon

Key Drivers for Reimbursement

•      Clinical data to support improved patient outcomes

•      Cost-effectiveness for the healthcare system

•      Johnson & Johnson responsibility

•      De novo classification from FDA

•      CPT codes available for reimbursement now

Financial Summary

•      $60.3 million cash and cash equivalents @ September 30

•	Cash expenditures for full year 2004	$30	million
•	Expenditures through September 30	$17.5	million
•	Shares outstanding at September 30	23.1	million

•      IVD product launched

•                  Share of revenue on sales of cancer-related products (~30%)

•      Distribution agreement with Quest

•      Initial placements at large cancer centers

Milestones

•	Initial Public Offering	Q2
•	Publication in New England Journal of Medicine	Q3
•	U.S. in vitro diagnostic (IVD) launch	Q3
•	Units shipped to U.S. reference/hospital labs	Q3
• Announced deal with Quest Diagnostics
•	Units shipped to Europe and Japan (RUO)	Q2/Q3
•	Systems placed – 7 customers+5 Veridex	10/26/04
•	Launch CellTracks Analyzer II	1H05
•	Clinical studies in cancer
	• “Bone-only” Breast, Colorectal, Prostate, Lung	In progress
•	Circulating Endothelial Cells (CECs)
	• Clinical research studies	In progress
	• Launch CEC kit for RUO	1Q05

Investment Highlights

•      Address unmet medical needs in large markets, starting with cancer

•      Strategic partnership in cancer with Johnson & Johnson

•      Commercialization process well underway

•                  Compelling clinical data presented at ASCO/NEJM

•                  FDA clearances received/passed inspection

•                  ISO 13485:2003 certification received

•                  J&J executing sales plan

•                  Multiple applications for current products and technologies

•                  Unique, high value-added commercial platforms

•                  Low incremental investment to develop future products

•                  Extensive intellectual property position

•                  Near-term value-drivers and catalysts

Contact Information

[LOGO]	3401 Masons Mill Road, Suite 100
	Huntingdon Valley, Pennsylvania 19006
	phone	215.830.0777
	fax	215.830.0751
	www.immunicon.com